UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):        August 18, 2008

JENNIFER CONVERTIBLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-9681                                                               11-2824646

                   (Commission File Number)                                  (IRS Employer Identification No.)

417 Crossways Park Drive, Woodbury, New York                                                 11797

         (Address of Principal Executive Offices)                                                          (Zip Code)

(516) 496-1900

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On August 18, 2008, we entered into a fourth amendment ("Amendment No. 4") to the Warehouse Agreement between a related private company (the "private company"), Jennifer Warehousing, Inc., our wholly owned subsidiary, and us dated as of July 6, 2001, as amended (the "Warehouse Agreement").  Pursuant to the Warehouse Agreement, the private company became the sole obligor on all lifetime fabric and leather protection plans sold by us or the private company on and after June 23, 2002 through August 28, 2004, (which term was previously extended through August 30, 2008), and assumed all performance obligations and risk of loss there under.  The private company is entitled to receive a monthly payment of $50,000 payable by us 85 days after the end of the month, subject to an adjustment based on the volume of annual sales of the plans.  We retain any remaining revenue from the sales of the plans.  In addition, for a payment of $400,000 by us, the private company also assumed responsibility to service and pay any claims related to sales made by us or the private company prior to June 23, 2002.  Pursuant to Amendment No. 4, the terms of the Warehouse Agreement are extended effective August 30, 2008 through August 29, 2009.

The description of Amendment No. 4 set forth herein does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 4, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

            (d)        Exhibits

            10.1      Amendment No. 4 to Warehouse Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008	Jennifer Convertibles, Inc.

	By:	/s/ Harley J. Greenfield
	Name:	Harley J. Greenfield
	Title:	Chief Executive Officer

EXHIBIT 10.1

AMENDMENT NO. 4 TO

WAREHOUSE AGREEMENT

This Amendment No. 4 to the Warehouse Agreement is made effective as of August 31, 2008 by and among JENNIFER CONVERTIBLES, INC., a Delaware corporation (“JCI”), JENNIFER WAREHOUSING, INC., a Delaware corporation and a wholly-owned subsidiary of JCI (“New Warehousing”), and JARA ENTERPRISES, INC., a New York corporation ("Jara").

RECITALS:

            A.        Reference is made to that certain Warehouse Agreement, executed as of July 6, 2001 between JCI, New Warehousing and Jara (the "Agreement").

            B.         The parties to the Agreement desire to amend the Agreement as set forth herein

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

AMENDMENT

Section 1.01.    All capitalized terms unless otherwise defined herein, shall have their defined meaning from the Agreement.

Section 1.02   Section 5 (v) of the Agreement is amended by deleting sub-section (a)(v) and substituting the following in its place:

(v)  The provisions of subparagraphs (a)(ii) and (a)(iii) have been extended to be applicable through JCI’s fiscal year ending August 29, 2009.  After August 29, 2009, the provisions of subparagraphs (ii) and (iii) may be extended by mutual agreement of the parties, JCI will be responsible for any Fabric Protection Claims rendered in connection with sales of Merchandise by Jara Stores or JCI Stores after August 29, 2009.   JCI may bill Jara for parts and outside labor and other actual out-of-pocket costs (excluding fabric protection claims) arising out of or relating to sales of Merchandise by Jara Stores and Jara shall promptly pay such bills provided that JCI properly documents such bills.  For a period of six months following the payment of any such bills, Jara shall be permitted to audit such bills.  Notwithstanding anything to the contrary herein, JCI will be entitled to subcontract its responsibility under this subparagraph (v) to a third party who agrees in writing to assume JCI's obligations under this subparagraph (v).

                                                                                                                                                                                                                                                                                EXHIBIT 10.1

ARTICLE II

Section 2.01     This Amendment shall be governed by and construed in accordance with the laws of the State of New York,

Section 2.02     This Amendment may be executed in one more counterparts, each of which shall constitute an original, and all of which, taken together, shall be deemed to constitute on and the same agreement.

Section 2.03     The amendments to the Agreement made hereby shall be deemed to be effective, as of June 23, 2002, and all references to the “Warehousing Agreement” in the Interim Operating Agreement between JCI and Jara dated as of July 6, 2001, shall be deemed to be references to the Agreement, as amended hereby.

Section 2.04     Except as amended hereby, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the 18th day of August, 2008.

                                                                                                                                JENNIFER CONVERTIBLES, INC.

                                                                                                                                By:  /s/ Harley J. Greenfield

                                                                                                                                Name: Harley J. Greenfield

                                                                                                                                Title: Chief Executive Officer

                                                                                                                                JENNIFER WAREHOUSING, INC.

                                                                                                                                By:  /s/ Harley J. Greenfield

                                                                                                                                Name: Harley J. Greenfield

                                                                                                                                Title: Chief Executive Officer

                                                                                                                                JARA ENTERPRISES, INC.

                                                                                                                                By:  /s/ Jane Love

                                                                                                                                Name: Jane Love

                                                                                                                                Title: President